PAGE 1
--------------------
Keystone Omega Fund
Seeks maximum capital growth from common stocks.

Dear Shareholder:

We would like to take this opportunity to report on the activities of Keystone Omega Fund for the fiscal year which ended December 31, 1996. Following our letter to you, we have included a discussion with your Fund's manager and complete financial information.

Performance

For the twelve-month period which ended December 31, 1996, your Fund produced the following investment results:

  Class A shares returned 11.31%.

  Class B shares returned 10.31%.

  Class C shares returned 10.29%.

  During the same period, the Standard & Poor's 500 Stock Index (S&P 500) returned 22.95%, but those results were in large measure fueled by a handful of large, established companies, which were performance leaders in 1996. Your Fund's performance in 1996 did not meet our expectations. In contrast to our excellent long-term record, the timing of some of our investments during the past year and individual stock selection could have been better, particularly in the first six months. The Fund did better in the second half of the year, posting a 7.81% total return for Class A shares.

  To understand your Fund's strategy during the year, it is helpful to recall the market environment in January 1996. After the record returns in 1995, we believed that such strong performance was not likely to be repeated in 1996. Our conservative stance was amplified by the indications of economic weakness and slower earnings growth in January. Therefore, we began the 1996 fiscal year by reducing our exposure to small- and mid-cap stocks in the technology area and focusing on larger, more established companies with consistent earnings growth rates. While this restructuring was successful and significantly boosted performance in the second part of the year, the timing and execution resulted in lost opportunities and held back your Fund's performance in the first six months.

Improved conditions in the second half of the year

Despite the early signs of slower growth, the economy grew at a healthy clip in the first six months of the year, prompting new fears--this time of inflation and higher interest rates. In hindsight, the entire year was punctuated by investors' confusion in trying to react to often-conflicting economic reports, resulting in an overall preference for large, established companies. Those sentiments propelled blue-chip stock indexes to another year of record returns.

  During the second half of 1996, your Fund began to benefit from the repositioning of the portfolio. Our performance generally improved, but it did not make up entirely for the missed opportunities early in the year.

  Looking ahead, we expect the favorable economic conditions of 1996 to continue into 1997. We believe that the economy will grow at a moderate rate and inflation, despite some wage pressures, should remain under control. We think this mild economic climate should allow interest rates to remain stable.

                                 --Continued--

PAGE 2
--------------------
Keystone Omega Fund

New Portfolio Manager Named

We are pleased to announce a new portfolio manager for Keystone Omega Fund. Warren Isabelle, who recently joined Keystone as Senior Vice President and Chief Investment Officer, Equities, will be the portfolio manager. A professional with 15 years' experience in investment management and research, Mr. Isabelle has compiled an outstanding record at Pioneering Management, where he managed the Pioneer Capital Growth Fund. He succeeds Maureen Cullinane, who achieved an excellent record as manager of the Fund since 1989. Ms. Cullinane will focus on the management of Keystone Strategic Growth Fund (K-2). Following this letter, we present an interview with your new portfolio manager.

Keystone Acquired By First Union Corporation

On another note, we are pleased to inform you that Keystone has been acquired by First Union Corporation. First Union, based in Charlotte, N.C., is the nation's sixth largest bank holding company with assets of approximately $140 billion. Keystone Investment Management Company will continue to be the investment adviser, responsible for managing your Fund's portfolio. Your Fund will continue to be managed with the same style and philosophy as in the past. First Union also owns another mutual fund management company, Evergreen Asset Management Corp. Together, Evergreen and Keystone oversee approximately $30 billion in assets. Some services will now be provided under the "Evergreen Keystone Funds" umbrella.

  We believe the partnership between Evergreen and Keystone will strengthen our ability to offer you outstanding investment management services.

Sincerely,

/s/ Albert H. Elfner, III

Albert H. Elfner, III
Chairman
Keystone Investment Management Company

/s/ George S. Bissell

George S. Bissell
Chairman of the Board
Keystone Funds

February 1997

                                   [photo]
                            Albert H. Elfner, III

                                   [photo]
                              George S. Bissell

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                              A Discussion With
                              Your Fund Manager

                          [Photo of Warren Isabelle]

Senior Vice President and Chief Investment Officer for equities Warren Isabelle is portfolio manager of Keystone Omega Fund. A Chartered Financial Analyst, Mr. Isabelle has 15 years of investment experience. He is a graduate of Lowell Technological Institute and holds an M.B.A. from the Wharton School, University of Pennsylvania.

Q How would you describe your investment management philosophy?

A I buy stocks based on my assessment of the company's economic value as a business. I try to find the intrinsic or fundamental worth of a company. To me, a company is only worth what its assets can generate in terms of cashflow. If I am confident that a company's economic value is sufficiently greater than its current stock price, I buy the stock, regardless of the current economic cycle, interest rates, economic growth and other macroeconomic factors. Two things that are important in my investment approach are:

 1) I buy businesses.
 2) I have a long-term investment horizon.

Q  What is your approach to stock picking?

A I try to relate stock picking to the real world. I select stocks from the perspective of a rational buyer of the business. In that sense, I buy businesses, not stocks.

Q  Specifically, what type of information do you look for?

A As a rational buyer of the business, I seek out information from any source that is relevant. While I might use information from others, I rely on independent analysis of every company considered. I use both qualitative and quantitative considerations to help me distill the points that I think are important in buying a business. The quantitative aspect of my approach uses a company's historical operating financial data. This helps me determine the company's future financial performance. The qualitative appraisal provides a way to place the numbers in the company's unique context: its management, products, technology, business dynamics, and industry standing. Together, the numbers, and the right context, allow me to form an outlook on the company's operating capabilities, which is the foundation I need to begin the decision-making process.

Q  What is your investment style?

A To re-iterate, I pick stocks. I have an investment horizon of approximately three years. This is long enough for the underlying potential of a company to be realized, yet not so long as to force a blind extrapolation into the future. We try to determine the impact that our thesis will have on the economic value of a business, and therefore we can look to a target price at which to sell if we are correct. This target price would reflect the economic value, giving us a clear investment discipline. I will buy large positions in the businesses I have confidence in, which provides the greatest impact on the portfolio's performance, thereby leveraging our research

Fund Profile
Objective: Maximum capital growth from common stocks.
Number of stocks: 68
Net assets: 262.4 million
Commencement of investment operations: February 8, 1968
Newspaper listing: Omeg

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Keystone Omega Fund

effort. I don't believe in owning excessive numbers of stocks. Investment risk is minimized by following a consistent and disciplined research process. Instead of running a portfolio with a very large number of stocks, I prefer to concentrate on a number of businesses that I understand and believe in, mindful of the need to also provide diversification for the Fund.

Q  How do you narrow the universe of stocks to those you want to consider?

A There are several steps, but by no means is this a cookie-cutter approach.

  First, we filter the universe to look for anomalies that would interest us. These anomalies might be low institutional ownership, increased insider buying, an attractive market price, or the discovery of an emerging business.

  Next, we identify the potential and probability of positive change occurring within our investment horizon.

  Finally, we do an in-depth analysis of the company.

  The result will determine whether our investment decision is to buy or not to buy. To buy, we have to determine that the economic value of the company is significantly more than the stock price.

Q  What are the characteristics of the companies you buy?

A There are essentially four types of companies that find their way into our portfolios.

  The first would be turnaround companies, which can offer two ways to make money. If you buy the company before the turnaround, you can often buy it so inexpensively that a lot of money stands to be made if the company just recovers to becoming "average". More happily, if the management is able to turn the company around and it starts to grow, momentum investors will eventually arrive on the scene, driving up the stock and creating the liquidity that allows us to make a timely exit.

  The second type of company would be a cyclical company. These companies exhibit many of the characteristics of the turnaround. Different industries may have different cyclical patterns. If we understand the industry and the duration and magnitude of the cycle, and if we know the players, it stands to reason that we should be able to buy the right companies at the bottom and sell them at the top.

  The third type of company is the transitional company. This is a company that has changed, but the change is not yet recognized by the market.

  The fourth type of company is the emerging company. We find those we like through the same kind of analysis. Although there is generally no established historical performance to guide you, similar information can be found by examining the markets in which the company hopes to participate. The trick is to match a small market cap to a much larger, but less well-served market, relying on the strength of management and the potential of the technology or service the company offers.

  With all these types of companies, we try to buy at depressed prices. We know, if we can do so, the old saying, "buy low and sell high" is true.

Q What should the shareholders expect from Keystone Omega Fund in the future?

A Shareholders should expect consistent returns over the long term. Over time, shareholders should look for returns of a high caliber growth fund, but with less risk. It is important to note that although performance is measured on a relative basis. We don't like to lose money.

  I am investing in real businesses, and over the long term the economic value is reflected in the price. However, over any given period of time, strange things can happen. When markets are really hot and speculative, you will not get outperformance. Over the long term, if we're doing our job right, the results should be attractive.

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Your Fund's Performance

Growth of an investment in
Keystone Omega Fund Class A

In Thousands

          Initial        Reinvested
          Investment     Distributions
12/86      9,425          9,425
           8,561         10,313
12/88      9,681         11,762
          11,361         15,649
12/90      9,476         15,276
          12,530         23,600
12/92     11,226         24,545
          12,126         29,290
12/94     11,013         27,632
          13,863         37,840
12/96     13,834         42,117

Total Value: $42,117

A $10,000 investment in Keystone Omega Fund Class A made on December 31, 1986 with all distributions reinvested was worth $42,117 on December 31, 1996. Past performance is no guarantee of future results.

Twelve-Month Performance                               as of December 31, 1996
=============================================================================
                                               Class A    Class B    Class C

Total returns*                                   11.31%    10.31%      10.29%
Net asset value                    12/31/95     $19.56    $19.10      $19.13
                                   12/31/96     $19.52    $18.83      $18.86
Capital gains                                   $ 2.13    $ 2.13      $ 2.13


* Before deduction of front-end or contingent deferred sales charge (CDSC).

Historical Record                                      as of December 31, 1996
==============================================================================
Cumulative total returns                       Class A    Class B    Class C

1-year w/o sales charge                          11.31%    10.31%     10.29%
1-year                                            6.02%     5.38%     10.29%
5-year                                           69.99%       --         --
10-year                                         321.17%       --         --
Life of Class                                       --     49.46%     52.63%
Average annual returns
1-year w/o sales charge                          11.31%    10.31%     10.29%
1-year                                            6.02%     6.02%     10.29%
5-year                                           11.19%       --         --
10-year                                          15.46%       --         --
Life of Class                                       --     12.49%     13.19%


Class A shares are reported at the current maximum front-end sales charge of 4.75%.

  Class B shares were initially offered on August 2, 1993. Shares purchased after June 1, 1995 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years from the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 4% CDSC.

  Class C shares were initially offered on August 2, 1993. Performance reflects the return you would have received for holding shares for one year and redeeming after the end of the period.

  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ.

  You may exchange shares for another Keystone fund by phone or in writing. Your may also exchange funds through Keystone's Automated Response Line
(KARL). The Fund reserves the right to change or terminate the exchange offer.

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Keystone Omega Fund

Growth of an Investment

Comparison of change in value of a $10,000 investment in Keystone Omega Fund, the Standard & Poor's 500 Index and the Consumer Price Index.

In Thousands                       December 31, 1986 through December 31, 1996

                  Fund Average
              Annual Total Return
          ---------------------------
          1 Year    5 Year    10 Year
Class A   6.02%     11.19%    15.46%
Class B   5.38%       --      12.49%*
Class C  10.29%       --      13.19%*


                    Standard & Poor's   Consumer
                    500 Index           Price Index
          Class A   (S&P 500)           (CPI)

12/86      9,525    10,000              10,000
          10,313    10,514              10,441
12/88     11,762    12,250              10,903
          15,649    16,070              11,409
12/90     15,276    15,540              12,105
          23,600    20,283              12,476
12/92     24,545    21,834              12,836
          29,290    24,035              13,190
12/94     27,632    24,353              13,542
          37,840    33,505              13,886
12/96     42,117    41,195              14,348


Past performance is no guarantee of future results. The performance of Class B or Class C shares will be greater or less than the line shown based on differences in loads and fees paid by the shareholder investing in the different classes. *Class B and Class C shares were introduced August 2, 1993; performance is for life of Class. The Consumer Price Index is through November 30, 1996.

This chart graphically compares your Fund's total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the Chart

The chart is composed of several lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone Omega Fund Class A

The Fund seeks maximum capital growth from common stocks. The return is quoted after deducting sales charges (if applicable), fund expenses and transaction costs and assumes reinvestment of all distributions.

2. Standard & Poor's 500 Index (S&P 500)

The S&P 500 is a broad-based unmanaged index of common stock prices. It is comprised of stocks of the largest U.S. companies. These stocks are selected and compiled by Standard & Poor's Corporation according to criteria that may be unrelated to your Fund's investment objective.

3. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the U.S. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the U.S. Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

  These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

Understanding What the Chart Means

The chart demonstrates your Fund's total return performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

  This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

PAGE 7
--------------------

Limitations of the Chart

The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance Can Be Distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

  Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or of a certain company size. Indexes usually do not have the same investment restrictions as your Fund.

Indexes Do Not Include Costs of Investing

The comparison is further limited in its utility because the index does not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of Several Measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future Returns May Be Different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

PAGE 8
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Keystone Omega Fund

                                 Glossary of
                              Mutual Fund Terms

  MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

  PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

  STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

  BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

  CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

  MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short-term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

  NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

  DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

  TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

  SHORT-TERM--An investment with a maturity of one year or less.

  LONG-TERM--An investment with a maturity of greater than one year.

  AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

  OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

PAGE 9
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SCHEDULE OF INVESTMENTS--December 31, 1996

                                              Number         Market
                                             of Shares       Value
=========================================    ==========   ============
COMMON STOCKS (93.7%)
AEROSPACE (1.0%)
  The Boeing Co.                               25,000     $ 2,659,375
-----------------------------------------     ---------   ------------
AMUSEMENTS (2.0%)
  HFS Inc. (a)                                 90,000       5,377,500
-----------------------------------------     ---------   ------------
AUTOMOTIVE (1.1%)
  Gentex Corp. (a)                            150,000       3,018,750
-----------------------------------------     ---------   ------------
BUILDING MATERIALS & CONSTRUCTION (2.8%)
  Sherwin-Williams Co.                         45,000       2,520,000
  Toll Brothers, Inc. (a)                     110,700       2,158,650
  U.S. Homes Corp. (a)                        100,000       2,600,000
-----------------------------------------     ---------   ------------
                                                            7,278,650
-----------------------------------------     ---------   ------------
BUSINESS SERVICES (7.2%)
  Memtec Ltd.                                 123,300       4,014,956
  Thermo Electron Corp. (a)                   140,000       5,775,000
  USA Waste Services, Inc. (a)                200,000       6,375,000
  US Filter Corp. (a)                          82,600       2,622,550
-----------------------------------------     ---------   ------------
                                                           18,787,506
-----------------------------------------     ---------   ------------
CAPITAL GOODS (5.6%)
  Case Corp.                                   50,000       2,725,000
  Caterpillar, Inc.                            40,000       3,010,000
  General Electric Co.                         90,000       8,898,750
-----------------------------------------     ---------   ------------
                                                           14,633,750
-----------------------------------------     ---------   ------------
CHEMICALS (1.6%)
  Du Pont E.I. De Nemours & Co.                45,000       4,246,875
-----------------------------------------     ---------   ------------
CONSUMER GOODS (2.3%)
  CUC International, Inc. (a)                 150,000       3,562,500
  Furniture Brands International, Inc.
    (a)                                       176,300       2,468,200
-----------------------------------------     ---------   ------------
                                                            6,030,700
-----------------------------------------     ---------   ------------
DIVERSIFIED COMPANIES (2.1%)
  Alco Standard Corp.                         105,000       5,420,625
-----------------------------------------     ---------   ------------
DRUGS (6.8%)
  American Home Products Corp.                 40,000       2,345,000
  Gilead Sciences, Inc. (a)                   200,600       5,002,463
  Johnson & Johnson                            65,000       3,233,750
  Neurex Corp. (a)                             80,000     $ 1,365,000
  SmithKline Beecham PLC, ADR                  50,000       3,400,000
  Warner-Lambert Co.                           34,500       2,587,500
-----------------------------------------     ---------   ------------
                                                           17,933,713
-----------------------------------------     ---------   ------------
ELECTRONICS PRODUCTS (4.2%)
  Altron, Inc. (a)                             81,900       1,730,137
  Analog Devices, Inc. (a)                    140,000       4,742,500
  Intel Corp.                                  35,000       4,582,813
-----------------------------------------     ---------   ------------
                                                           11,055,450
-----------------------------------------     ---------   ------------
FINANCE (12.1%)
  BISYS Group, Inc. (The) (a)                  75,600       2,801,925
  Bank of Boston Corp.                         87,200       5,602,600
  Federal Home Loan Mortgage Corp.             60,000       6,607,500
  Greenpoint Financial Corp.                   52,500       2,480,625
  Jayhawk Acceptance Corp. (a)                 90,000       1,023,750
  Student Loan Marketing Association           45,000       4,190,625
  TCF Financial Corp.                         120,000       5,220,000
  Travelers Group, Inc.                        83,333       3,781,235
-----------------------------------------     ---------   ------------
                                                           31,708,260
-----------------------------------------     ---------   ------------
FOODS (5.6%)
  Coca-Cola Co.                               115,000       6,051,875
  Flowers Industries, Inc.                    178,800       3,844,200
  Hudson Foods, Inc.                          160,000       3,040,000
  Richfood Holdings, Inc.                      69,800       1,692,650
-----------------------------------------     ---------   ------------
                                                           14,628,725
-----------------------------------------     ---------   ------------
HEALTH CARE (2.6%)
  Cardinal Health, Inc.                       119,250       6,946,312
-----------------------------------------     ---------   ------------
INSURANCE (1.4%)
  American International Group, Inc.           35,000       3,788,750
-----------------------------------------     ---------   ------------
NATURAL GAS (5.7%)
  Noble Affiliates, Inc.                      100,000       4,787,500
  Nuevo Energy Corp. (a)                      110,000       5,720,000
  United Meridian Corp. (a)                    85,000       4,398,750
-----------------------------------------     ---------   ------------
                                                           14,906,250
-----------------------------------------     ---------   ------------

See Notes to Financial Statements.

PAGE 10
--------------------
Keystone Omega Fund

SCHEDULE OF INVESTMENTS--December 31, 1996

                                              Number         Market
                                             of Shares       Value
=========================================    =========    ============
OFFICE & BUSINESS EQUIPMENT (5.3%)
  Flextronics International (a)                 41,900    $  1,173,200
  Compaq Computer Corp. (a)                     30,000       2,227,500
  EMC Corp. Mass (a)                           125,000       4,140,625
  Parametric Technology Corp. (a)               70,000       3,600,625
  Synopsys, Inc. (a)                            60,000       2,760,000
-----------------------------------------     ---------   ------------
                                                            13,901,950
-----------------------------------------     ---------   ------------
OIL (3.9%)
  Exxon Corp.                                   30,000       2,940,000
  Occidental Petroleum Corp.                    41,300         965,387
  Tejas Gas Corp. (a)                           42,500       2,024,063
  Unocal Corp.                                 105,000       4,265,625
-----------------------------------------     ---------   ------------
                                                            10,195,075
-----------------------------------------     ---------   ------------
OIL SERVICES (6.9%)
  BJ Services Co. (a)                           60,000       3,060,000
  Diamond Offshore Drilling, Inc. (a)           50,000       2,850,000
  ENSCO International, Inc. (a)                137,100       6,649,350
  Tidewater, Inc.                              124,200       5,620,050
-----------------------------------------     ---------   ------------
                                                            18,179,400
-----------------------------------------     ---------   ------------
RETAIL (5.0%)
  Abercrombie & Fitch Co., Class A (a)         160,300       2,644,950
  CDW Computer Centers, Inc. (a)                70,000       4,151,875
  Corporate Express, Inc. (a)                   95,400       2,808,338
  Loehmanns, Inc. (a)                          100,000       2,300,000
  PETsMART, Inc. (a)                            55,000       1,203,125
-----------------------------------------     ---------   ------------
                                                            13,108,288
-----------------------------------------     ---------   ------------
SOFTWARE SERVICES (3.2%)
  Epic Design Technology, Inc. (a)             100,000       2,500,000
  Microsoft Corp. (a)                           71,000       5,870,812
-----------------------------------------     ---------   ------------
                                                             8,370,812
-----------------------------------------     ---------   ------------
TELECOMMUNICATIONS (5.3%)
  Cascade Communications Corp. (a)              35,000       1,933,750
  Cisco Systems, Inc. (a)                       28,000       1,783,250
  Smartalk Teleservices, Inc. (a)              161,800       2,811,275
  3Com Corp. (a)                                40,000       2,932,500
  U.S. Robotics Corp. (a)                       60,000       4,323,750
-----------------------------------------     ---------   ------------
                                                            13,784,525
-----------------------------------------     ---------   ------------
TOTAL COMMON STOCKS
 (Cost--$208,006,938)                                     $245,961,241
======================================================    ============
                                             Maturity
                                              Value
==========================================   =========    ============
SHORT-TERM INVESTMENTS (5.7%)
REPURCHASE AGREEMENTS (5.7%)
  Investments in repurchase agreements in
    a joint trading account, purchased
    12/31/96, 6.717%, maturing 01/02/97
    (Cost--$14,855,000)(b)                 $14,860,543      14,855,000
========================================== ===========    ============
TOTAL INVESTMENTS
 (Cost--$222,861,938)(c)                                   260,816,241
------------------------------------------ -----------    ------------
OTHER ASSETS AND LIABILITIES (0.6%)                          1,557,488
------------------------------------------------------    ------------
NET ASSETS (100.0%)                                       $262,373,729
======================================================    ============

(a) Non-income producing security.

(b) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at December 31, 1996.

(c) The cost of investments for federal income tax purposes is $222,538,131. Gross unrealized appreciation and depreciation of investments, based on identified tax cost, at December 31, 1996 are as follows:

Gross unrealized appreciation      $42,078,355
Gross unrealized depreciation       (4,370,245)
                                  -------------
Net unrealized appreciation        $37,708,110
                                  =============

Legend of Portfolio Abbreviations:

ADR--American Depository Receipt

PAGE 11
--------------------

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout each year)

                                                        Year Ended December 31,
                              ----------------------------------------------------------------------------
                                1996        1995       1994       1993     1992(b)     1991        1990
==========================    ========   ========    =======    =======    =======   =======    =========
Net asset value beginning
  of year                     $  19.56    $  15.54   $ 17.11    $ 15.84    $ 17.68    $ 13.37    $ 16.03
--------------------------    --------   --------    -------    -------    -------   -------    ---------
Income from investment
  operations
Net investment income
  (loss)                         (0.06)       0.00      0.04      (0.07)      0.00      (0.04)      0.11
Net realized and
  unrealized gain (loss)
  on investment
  transactions                    2.15        5.58     (1.00)      3.07       0.39       6.92      (0.39)
--------------------------    --------   --------    -------    -------    -------   -------    ---------
Total from investment
  operations                      2.09        5.58     (0.96)      3.00       0.39       6.88      (0.28)
--------------------------    --------   --------    -------    -------    -------   -------    ---------
Less distributions from
Net investment income             0.00        0.00      0.00       0.00       0.00      (0.02)     (0.25)
In excess of net
  investment income               0.00        0.00      0.00       0.00       0.00      (0.05)     (0.04)
Net realized gain on
  investment transactions        (2.13)      (1.56)    (0.61)     (1.73)     (2.23)     (2.50)     (2.09)
--------------------------    --------   --------    -------    -------    -------   -------    ---------
Total distributions              (2.13)      (1.56)    (0.61)     (1.73)     (2.23)     (2.57)     (2.38)
--------------------------    --------   --------    -------    -------    -------   -------    ---------
Net asset value end of
  year                        $  19.52    $  19.56   $ 15.54    $ 17.11    $ 15.84    $ 17.68    $ 13.37
==========================    ========   ========    =======    =======    =======   =======    =========
Total return(a)                  11.31%      36.94%    (5.66%)    19.33%      4.00%     54.49%     (2.38%)
Ratios/supplemental data
Ratios to average net
  assets:
  Total expenses                  1.33%(c)    1.38%(c)  1.41%      1.51%      1.52%      1.57%      1.73%
  Net investment income
   (loss)                        (0.29%)      0.00%     0.27%     (0.48%)    (0.01%)    (0.31%)     0.70%
Portfolio turnover rate            173%        159%      137%       162%       176%       115%       108%
Average commission rate
  paid                        $ 0.0621         N/A       N/A        N/A        N/A        N/A        N/A
--------------------------    --------   --------    -------    -------    -------   -------    ---------
Net assets end of year
  (thousands)                 $154,825    $135,079   $99,569    $90,404    $73,144    $58,671    $38,531
==========================    ========   ========    =======    =======    =======   =======    =========



                                  Year Ended December 31,
                               --------------------------------
                                1989        1988        1987
--------------------------    --------   --------    ---------
Net asset value beginning
  of year                     $ 13.66       12.08       13.44
--------------------------    --------   --------    ---------
Income from investment
  operations
Net investment income
  (loss)                         0.17        0.30(d)     0.02
Net realized and
  unrealized gain (loss)
  on investment
  transactions                   4.30        1.40        1.11
--------------------------    --------   --------    ---------
Total from investment
  operations                     4.47        1.70        1.13
--------------------------    --------   --------    ---------
Less distributions from
Net investment income           (0.20)      (0.12)      (0.24)
In excess of net
  investment income              0.00        0.00        0.00
Net realized gain on
  investment transactions       (1.90)       0.00       (2.25)
--------------------------    --------   --------    ---------
Total distributions             (2.10)      (0.12)      (2.49)
--------------------------    --------   --------    ---------
Net asset value end of
  year                        $ 16.03     $ 13.66     $ 12.08
==========================    ========   ========    =========
Total return(a)                 33.05%      14.05%       8.27%
Ratios/supplemental data
Ratios to average net
  assets:
  Total expenses                 1.84%       1.78%       1.99%
  Net investment income
   (loss)                        1.03%       2.22%       0.13%
Portfolio turnover rate            77%         84%        106%
Average commission rate
  paid                            N/A         N/A         N/A
--------------------------    --------   --------    ---------
Net assets end of year
  (thousands)                 $39,682     $33,951     $30,246
==========================    ========   ========    =========

(a) Excluding applicable sales charges.

(b) Calculated on average shares outstanding

(c) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.32% and 1.37% for the years ended December 31, 1996 and 1995, respectively.

(d) Includes $0.17 per share relating to a special non-recurring distribution from Inco Limited.

See Notes to Financial Statements.

PAGE 12
--------------------
Keystone Omega Fund

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout each year)

                                                                                       August 2, 1993
                                                                                      (Date of Initial
                                                     Year Ended December 31,         Public Offering) to
                                                   1996        1995       1994        December 31, 1993
 =============================================   ========    ========    =======   ========================
Net asset value beginning of year                 $ 19.10     $ 15.34    $ 17.06           $17.29
 ---------------------------------------------   --------    --------    -------   ---------------------
Income from investment operations
Net investment loss                                 (0.17)      (0.09)     (0.06)           (0.05)
Net realized and unrealized gain (loss) on
  investment transactions                            2.03        5.41      (1.05)            1.55
 ---------------------------------------------   --------    --------    -------   ---------------------
Total from investment operations                     1.86        5.32      (1.11)            1.50
 ---------------------------------------------   --------    --------    -------   ---------------------
Less distributions from
Net realized gain on investment transactions        (2.13)      (1.56)     (0.61)           (1.73)
 ---------------------------------------------   --------    --------    -------   ---------------------
Total distributions                                 (2.13)      (1.56)     (0.61)           (1.73)
 ---------------------------------------------   --------    --------    -------   ---------------------
Net asset value end of year                       $ 18.83     $ 19.10    $ 15.34           $17.06
 =============================================   ========    ========    =======   =====================
Total return (b)                                    10.31%      35.70%     (6.57%)           9.02%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                      2.20%(c)    2.29%(c)   2.30%            2.57%(a)
 Net investment loss                                (1.15%)     (0.94%)    (0.58%)          (1.73%)(a)
Portfolio turnover rate                               173%        159%       137%             162%
Average commission rate paid                      $0.0621         N/A        N/A              N/A
 ---------------------------------------------   --------    --------    -------   ---------------------
Net assets end of year (thousands)                $89,921     $71,636    $32,266           $7,423
 =============================================   ========    ========    =======   =====================

(a) Annualized.

(b) Excluding applicable sales charges.

(c) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.18% and 2.27% for the years ended December 31, 1996 and 1995, respectively.

See Notes to Financial Statements.

PAGE 13
--------------------

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout each year)

                                                                                       August 2, 1993
                                                                                      (Date of Initial
                                                     Year Ended December 31,         Public Offering) to
                                                   1996        1995       1994        December 31, 1993
 =============================================   ========    ========    =======   ========================
Net asset value beginning of period               $ 19.13     $ 15.37    $17.09            $17.29
 ---------------------------------------------   --------    --------    -------   ---------------------
Income from investment operations
Net investment loss                                 (0.18)      (0.13)    (0.07)            (0.06)
Net realized and unrealized gain (loss) on
 investment transactions                             2.04        5.45     (1.04)             1.59
 ---------------------------------------------   --------    --------    -------   ---------------------
Total from investment operations                     1.86        5.32     (1.11)             1.53
 ---------------------------------------------   --------    --------    -------   ---------------------
Less distributions from
Net realized gain on investment transactions        (2.13)      (1.56)    (0.61)            (1.73)
 ---------------------------------------------   --------    --------    -------   ---------------------
Total distributions                                 (2.13)      (1.56)    (0.61)            (1.73)
 ---------------------------------------------   --------    --------    -------   ---------------------
Net asset value end of year                       $ 18.86     $ 19.13    $15.37            $17.09
 =============================================   ========    ========    =======   =====================
Total return (b)                                    10.29%      35.62%    (6.56%)            9.20%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                      2.21%(c)    2.30%(c)  2.30%             2.48%(a)
 Net investment loss                                (1.17%)     (0.91%)   (0.63%)           (1.64%)(a)
Portfolio turnover rate                               173%        159%      137%              162%
Average commission rate paid                      $0.0621         N/A       N/A               N/A
 ---------------------------------------------   --------    --------    -------   ---------------------
Net assets end of year (thousands)                $17,628     $13,963    $9,900            $3,620
 =============================================   ========    ========    =======   =====================

(a) Annualized.

(b) Excluding applicable sales charges.

(c) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.20% and 2.29% for the years ended December 31, 1996 and 1995, respectively.

See Notes to Financial Statements.

PAGE 14
--------------------
Keystone Omega Fund

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996
=====================================================================
Asset:
  Investments at market value
    (identified cost--$222,861,938)                     $260,816,241
  Cash                                                           852
  Receivable for:
   Fund shares sold                                          331,050
   Investments sold                                        1,474,567
   Dividends and interest                                     89,005
  Prepaid expenses and other assets                            5,609
 --------------------------------------------------   --------------
    Total assets                                         262,717,324
 --------------------------------------------------   --------------
Liabilities
  Payable for:
   Fund shares redeemed                                      307,260
  Other liabilities                                           36,335
 --------------------------------------------------   --------------
    Total liabilities                                        343,595
 --------------------------------------------------   --------------
Net assets                                              $262,373,729
 ==================================================   ==============
Net assets represented by
  Paid-in-capital                                        213,544,291
  Accumulated net realized gain on investment
    transactions                                          10,875,135
  Net unrealized appreciation on investments              37,954,303
 --------------------------------------------------   --------------
  Total net assets                                      $262,373,729
 --------------------------------------------------   --------------
Net Asset Value and redemption price per share
  Class A Shares
   Net assets of $154,824,722 / 7,932,600 shares
    outstanding                                         $      19.52
   Offering price per share ($19.52 / 0.9425)
    (based on sales charge of 5.75% of the offering
    price at December 31, 1996)                         $      20.71
  Class B Shares
   Net assets of $89,921,484 / 4,775,246 shares
    outstanding                                         $      18.83
  Class C Shares
   Net assets of $17,627,523 / 934,553 shares
    outstanding                                         $      18.86
 ==================================================   ==============



STATEMENT OF OPERATIONS
Year Ended December 31, 1996
======================================================================
Investment income
  Dividends (net of foreign withholding
    taxes of $11,152)                                      $ 1,898,416
  Interest                                                     614,911
----------------------------------------     ----------   -------------
    Total income                                             2,513,327
----------------------------------------     ----------   -------------
Expenses (Notes 4 and 5)
  Management fee                            $1,831,142
  Shareholder services                         691,038
  Accounting, auditing, and legal               72,898
  Custodian fees                               151,914
  Printing                                      34,344
  Trustees' fees and expenses                    8,074
  Distribution Plan expenses                 1,170,321
  Registration fees                             85,770
  Miscellaneous expenses                        66,125
----------------------------------------     ----------   -------------
    Total expenses                           4,111,626
  Less: Expenses paid indirectly (Note
    6)                                         (35,028)
----------------------------------------     ----------   -------------
    Net expenses                                             4,076,598
----------------------------------------     ----------   -------------
  Net investment loss                                       (1,563,271)
----------------------------------------     ----------   -------------
Net realized and unrealized gain
 on investment transactions
  Net realized gain on investment
    transactions                                            35,051,903
----------------------------------------     ----------   -------------
  Net change in unrealized appreciation
    or depreciation on investment
    transactions (Note 7)                                   (8,092,996)
----------------------------------------     ----------   -------------
  Net realized and unrealized gain on
    investment transactions                                 26,958,907
----------------------------------------     ----------   -------------
  Net increase in net assets resulting
    from operations                                        $25,395,636
========================================     ==========   =============

See Notes to Financial Statements.

PAGE 15
--------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                Year Ended December 31,
                                                                             ------------------------------
                                                                                1996             1995
===========================================================================================================
Operations
  Net investment loss                                                       $ (1,563,271)    $   (548,862)
  Net realized gain on investment transactions                                35,051,903       24,020,841
  Net change in unrealized appreciation or depreciation on investment
    transactions                                                              (8,092,996)      30,134,778
------------------------------------------------------------------------     ------------   --------------
   Net increase in net assets resulting from operations                       25,395,636       53,606,757
------------------------------------------------------------------------     ------------   --------------
Distributions to shareholders from
  Net realized gain on investment transactions:
   Class A Shares                                                            (15,011,932)      (9,531,332)
   Class B Shares                                                             (9,027,710)      (4,676,811)
   Class C Shares                                                             (1,879,136)        (973,850)
------------------------------------------------------------------------     ------------   --------------
   Total distributions to shareholders                                       (25,918,778)     (15,181,993)
------------------------------------------------------------------------     ------------   --------------
Capital share transactions (Note 2)
  Proceeds from shares issued in acquisition of Hartwell Growth Fund: (Note 7)
   Class A Shares                                                             16,929,242               --
   Class B Shares                                                              1,206,044               --
   Class C Shares                                                                464,444               --
  Proceeds from shares sold:
   Class A Shares                                                             33,571,953       21,425,010
   Class B Shares                                                             28,806,348       33,563,718
   Class C Shares                                                              6,288,512        4,723,834
  Payments for shares redeemed:
   Class A Shares                                                            (44,999,521)     (20,370,219)
   Class B Shares                                                            (19,500,081)      (8,682,058)
   Class C Shares                                                             (4,608,982)      (4,086,346)
  Net asset value of shares issued in reinvestment of distributions:
   Class A Shares                                                             13,822,516        8,685,153
   Class B Shares                                                              8,494,665        4,332,038
   Class C Shares                                                              1,743,341          927,300
------------------------------------------------------------------------     ------------   --------------
   Net increase in net assets resulting from capital share transactions       42,218,481       40,518,430
------------------------------------------------------------------------     ------------   --------------
    Total increase in net assets                                              41,695,339       78,943,194
------------------------------------------------------------------------     ------------   --------------
Net assets:
  Beginning of year                                                          220,678,390      141,735,196
------------------------------------------------------------------------     ------------   --------------
  End of year                                                               $262,373,729     $220,678,390
========================================================================     ============   ==============

See Notes to Financial Statements.

PAGE 16
--------------------
Keystone Omega Fund

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone Omega Fund (the "Fund") is a Massachusetts business trust for which Keystone Investment Management Company ("Keystone") is the Investment Adviser and Manager. Keystone was formerly a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and on December 11, 1996 became a wholly-owned subsidiary of First Union Keystone, Inc. First Union Keystone, Inc. is a wholly-owned subsidiary of First Union National Bank of North Carolina which in turn is a wholly-owned subsidiary of First Union Corporation ("First Union"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund offers several classes of shares. The Fund's investment objective is to achieve maximum capital growth by investing in a varied portfolio consisting of common stocks and securities convertible into common stocks.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities

Investments are usually valued at the closing sales price, or in the absence of sales and for over-the-counter securities, the mean of the bid and asked prices.

  Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. Repurchase Agreements

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. government and/or federal agency obligations.

  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. Foreign Currency

The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency

PAGE 17
--------------------

transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency transactions

D. Security Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date.

E. Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

F. Distributions

The Fund distributes net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of net operating losses and short-term capital gains for tax purposes.

G. Class Allocations

As of December 31, 1996, Class A shares were offered at a public offering price which included a maximum sales charge of 4.75% payable at the time of purchase. Class B shares were sold subject to a contingent deferred sales charge that was payable upon redemption and decreased depending on how long the shares had been held. Class B shares purchased on or after June 1, 1995 have been outstanding for eight years will automatically converted to Class A shares. Class B shares purchased prior to June 1, 1995 have been outstanding for seven years will automatically converted to Class A shares. Class C shares were sold subject to a contingent deferred sales charge payable on shares redeemed within one year of purchase.

  Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

(2.) Capital Share Transactions

The trust agreement authorizes the issuance of an unlimited number of shares of beneficial interest with-

PAGE 18
--------------------
Keystone Omega Fund

out par value. Transactions in shares of the Fund were as follows:

                                           Class A Shares
                                    ----------------------------
                                       Year ended December 31,
                                    ----------------------------
                                        1996            1995
 ================================    ===========   =============
Shares sold                           1,759,793       1,178,460
Shares redeemed                      (2,381,626)     (1,161,391)
Shares issued in acquisition of
 Hartwell Growth Fund (Note 7)          910,037          --
Shares issued in reinvestment of
 distributions                          736,752         482,356
 --------------------------------    -----------   -------------
Net increase                          1,024,956         499,425
 ================================    ===========   =============


                                           Class B Shares
                                    ----------------------------
                                       Year ended December 31,
                                    ----------------------------
                                        1996             1995
 ================================    ===========    =============
Shares sold                           1,552,928       1,902,255
Shares redeemed                      (1,062,059)       (499,966)
Shares issued in acquisition of
 Hartwell Growth Fund (Note 7)           66,754           --
Shares issued in reinvestment of
 distributions                          466,572         245,291
 --------------------------------    -----------    -------------
Net increase                          1,024,195       1,647,580
 ================================    ===========    =============


                                            Class C Shares
                                     ----------------------------
                                        Year ended December 31,
                                     ----------------------------
                                         1996            1995
 ================================     ===========   =============
Shares sold                             336,661         273,387
Shares redeemed                        (253,439)       (240,110)
Shares issued in acquisition of
 Hartwell Growth Fund (Note 7)           25,665           --
Shares issued in reinvestment of
 distributions                           95,593          52,465
 --------------------------------     -----------   -------------
Net increase                            204,480          85,742
 ================================     ===========   =============

(3.) Securities Transactions

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and U.S. government securities) for the year ended December 31, 1996 were $400,230,776 and $403,223,255, respectively.

(4.) Distribution Plans

The Fund bears some of the costs of selling its shares under Distribution Plans adopted for its Class A, B and C shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plans, the Fund pays its principal underwriter amounts which are calculated and paid monthly.

PAGE 19
--------------------

  Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. (formerly, Keystone Investment Distributors Company) ("EKIS"), a wholly-owned subsidiary of Keystone, served as the Fund's principal underwriter. On December 11, 1996, the Fund entered into a principal underwriting agreement with Evergreen Keystone Distributor, Inc. (formerly, Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of BISYS Group Inc. At that time, EKD replaced EKIS as the Fund's principal underwriter.

  The Class A Distribution Plan provides for expenditures, which are currently limited to 0.25% annually of the average daily net assets of the Class A shares, to pay expenses related to the distribution of Class A shares. During the year ended December 31, 1996, the Fund paid $186,596 to EKIS under the Class A Distribution Plan.

  Pursuant to the Fund's Class B and Class C Distribution Plans, the Fund pays a distribution fee which may not exceed 1.00% annually of the average daily net assets of Class B and Class C shares, respectively. Of that amount, 0.75% is used to pay distribution expenses and 0.25% is used to pay service fees.

  During the year ended December 31, 1996, under the Class B Distribution Plans, the Fund paid or accrued $495,535 for Class B shares purchased on or after June 1, 1995 and $319,442 for Class B shares purchased prior to June 1, 1995. The Fund paid $168,748 under the Class C Distribution Plan.

  Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EKIS and/or EKD may continue as compensation for services which had been earned while the Distribution Plan was in effect.

  EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.

  At December 31, 1996 total unpaid distribution costs were $2,194,528 for Class B shares purchased prior to June 1, 1995 and $2,322,188 for Class B shares purchased on or after June 1, 1995. Unpaid distribution costs for Class C were $1,155,669 at December 31, 1996.

  Contingent deferred sales charges paid by redeeming shareholders are paid to EKD or its predecessor.

(5.) Investment Management Agreement and Other Affiliated Transactions

Under an investment advisory agreement dated December 11, 1996, Keystone serves as the Investment Adviser and Manager to the Fund. Keystone provides the Fund with investment advisory and management services. In return, Keystone is paid a management fee, computed and paid daily. The management fee is determined by applying percentage rates starting at 0.75% and declining as net assets increase to 0.50% per annum, to the average daily net asset value of the Fund.

  Prior to December 11, 1996, Keystone Management, Inc. ("KMI"), a wholly-owned subsidiary of Keystone, served as Investment Manager to the Fund and provided investment management and administrative services. Under an investment advisory agreement between KMI and Keystone, Keystone served as the Investment Adviser and provided investment advisory and management services to the Fund. In return for its services, Keystone received an annual fee equal to 85% of the management fee received by KMI.

  During the year ended December 31, 1996, the Fund paid or accrued $30,154 to Keystone for certain

PAGE 20
--------------------
Keystone Omega Fund

accounting services. The Fund paid or accrued $691,038 to Evergreen Keystone Service Company (formerly, Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.

  Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund. Currently the Independent Trustees of the Fund receive no compensation for their services.

(6.) Expense Offset Arrangement

The Fund has entered into an expense offset arrangement with its custodian. For the year ended December 31, 1996, the Fund incurred total custody fees of $151,914 and received a credit of $35,028 pursuant to this expense offset arrangement, resulting in a net custody expense of $116,886. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

(7.) Fund Reorganization

On April 25, 1996, the Fund acquired the net assets of Keystone Hartwell Growth Fund in exchange for Class A, B, and C shares of the Fund pursuant to a plan of reorganization approved by the shareholders of Keystone Hartwell Growth Fund on April 25, 1996. The acquisition was accomplished by a tax-free exchange of 1,002,456 shares of the Fund for the net assets of Keystone Hartwell Growth Fund. The net assets of Keystone Hartwell Growth Fund on that date, including $7,665,038 of unrealized appreciation on investments, were combined with the assets of the Fund. The aggregate net assets of the Fund and Keystone Hartwell Growth Fund immediately before the acquisition were $236,927,458 and $18,599,730, respectively. The net assets of the Fund immediately after the acquisition was $255,527,188.

PAGE 21
--------------------

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Omega Fund

We have audited the accompanying statement of assets and liabilities of Keystone Omega Fund, including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the eight-year period ended December 31, 1996 for Class A shares and for each of the years in the three-year period ended December 31, 1996 and the period from August 2, 1993 (Date of Initial Public Offering) to December 31, 1993 for Class B and Class C shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for Class A shares for each of the years in the two-year period ended December 31, 1988 were audited by other auditors whose report, dated February 3, 1989, expressed an unqualified opinion thereon.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Omega Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods subsequent to 1988 specified in the first paragraph above in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP

Boston, Massachusetts
January 31, 1997

PAGE 22
--------------------
Keystone Omega Fund

FEDERAL TAX STATUS--FISCAL 1996 DISTRIBUTIONS
(Unaudited)

The per share distributions paid to you for fiscal 1996, whether taken in shares or cash, are as follows:

                 Short-term   Long-term
                    Gains       Gains      Totals
==============   ==========   =========    ======
Class A shares      $1.01       $1.12       $2.13
--------------     -------     -------     -------
Class B shares      $1.01       $1.12       $2.13
--------------     -------     -------     -------
Class C shares      $1.01       $1.12       $2.13
--------------     -------     -------     -------

In January 1997 complete information on calendar year 1996 distributions was forwarded to you to assist in completing your 1996 federal income tax return.

PAGE 23
--------------------

ADDITIONAL INFORMATION
(Unaudited)

Shareholders of the Fund considered and acted upon the proposals listed below at a special meeting of shareholders held Monday, December 9, 1996. In addition, below each proposal are the results of that vote.

1. To elect the following Trustees:

                               Affirmative       Withhold
==========================     =============   =============
Frederick Amling              8,862,277.946     220,153.643
Laurence B. Ashkin            8,862,508.298     219,923.291
Charles Austin III            8,864,785.536     217,646.053
Foster Bam                    8,862,764.805     219,666.784
George S. Bissell             8,863,156.994     219,274.595
Edwin D. Campbell             8,864,055.095     218,376.494
Charles F. Chapin             8,867,568.628     214,862.961
K. Dun Gifford                8,865,211.790     217,219.799
James S. Howell               8,866,746.661     215,684.928
Leroy Keith, Jr.              8,868,698.163     213,733.426
F. Ray Keyser, Jr.            8,866,421.840     216,009.749
Gerald McDonell               8,864,073.507     218,358.082
Thomas L. McVerry             8,867,523.583     214,908.006
William Walt Pettit           8,866,618.771     215,812.818
David M. Richardson           8,865,026.891     217,404.698
Russell A. Salton, III MD     8,864,774.128     217,657.461
Michael S. Scofield           8,863,086.847     219,344.742
Richard J. Shima              8,867,146.120     215,285.469
Andrew J. Simons              8,863,932.999     218,498.590

2. To approve an Investment Advisory and Management Agreement between Keystone Investment Management Company and the Fund, subject to completion of the Merger, substantially as described in the Proxy Statement.

         Affirmative       8,638,837.978
         Against             172,025.692
         Abstain             271,567.919
         -------------     ---------------
         TOTAL             9,082,431.589
         -------------     ---------------

[wrap cover]
                                KEYSTONE AMERICA
                                FAMILY OF FUNDS

                                    [diamond]

                                Balanced Fund II
                            California Tax Free Fund
                      Capital Preservation and Income Fund
                             Florida Tax Free Fund
                             Fund for Total Return
                              Fund of the Americas
                           Global Opportunities Fund
                      Global Resources & Development Fund
                           Government Securities Fund
                      Hartwell Emerging Growth Fund, Inc.
                          Intermediate Term Bond Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                             New York Tax Free Fund
                                   Omega Fund
                           Pennsylvania Tax Free Fund
                          Small Company Growth Fund II
                             Strategic Income Fund
                              Tax Free Income Fund
                                World Bond Fund


This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Keystone funds, contact your financial adviser or call Evergreen Keystone.

[GRAPHIC] Evergreen Keystone Logo

P.O. Box 2121
Boston, Massachusetts 02106-2121

OFI-R-2/97
25M             [recycle symbol]

KEYSTONE

[GRAPHIC]Mountain climber

OMEGA
FUND

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ANNUAL REPORT
DECEMBER 31, 1996